UpTick
A Subsidiary of StoneRidge Capital, LLC.


                                     UPTICK
                               INVESTOR RELATIONS
                                    AGREEMENT

THIS AGREEMENT (the "Agreement") is entered into as of May 4, 2007, by and between StoneRidge Capital, LLC, doing business as UPTICK ("Company"), and SPEECHSWITCH INC. ("Client").

WHEREAS, Company provides Marketing and Investor Relation's assistance utilizing, but not limited to the Wide World Web; and WHEREAS, the Client has desires to utilize the services offered by the Company.


                                    AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises and covenants hereinafter set forth, the benefits to the parties to be derived there from and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1. SERVICES(1). The Client hereby retains the Company and the Company hereby agrees to provide the following services to the Client as an independent Company for the Term of the Agreement as defined in (2), below:

     UPTICK INVESTOR AND PUBLIC RELATIONS MARKETING CAMPAIGN

     Presentation of Client provided Profile on UpTick.com for term of this agreement.

     Inclusion in Monthly Newsletter - Circulation million +.

     Inclusion in One (1) News Alert announcing Company agreement with Client.

     Inclusion of Client provided Profiles in Four (4) email alerts per month to UpTick.com's proprietary database.

2. TERM. This Agreement shall remain in full force and effect for sixty (60) days, beginning upon receipt of the compensation listed in item three (3), below.

3. COMPENSATION.On commencement of this agreement, the Company shall receive an initial payment of $US2,500 in cash 10,000and 7,000,000 Class A common stock shares of the Client (the "Shares") which will be deemed earned at the signing of this agreement and disbursed as set forth in Attachment A.

4. EXPENSES. The Company agrees to pay all expenses related to the services described in Section 1 ("Services").

5. TERMINATION. This Agreement may be terminated (a) by either party with 30 days prior written notice, or (b) should either party enter into, involuntary bankruptcy, or (c) should the Company knowingly or otherwise render some act or is involved in some event that has the effect of significantly diminishing the Client's reputation.

--------------
(1) To effectively perform these services, they must be SCHEDULED with UpTick.com a minimum of five (5) working days prior to the desired publication date. Additionally, all materials to be published by UpTick.com must be supplied to UpTick.com no less than one (1) working day prior to scheduled date of publication.
--------------------------------------------------------------------------------
15024 Ivory Drive o Fountain Hills, AZ 85268 o Phone 480.836.8610      Est. 2003

UpTick
A Subsidiary of StoneRidge Capital, LLC.

6. IN THE EVENT OF TERMINATION. The Company keeps any initial deposit and the Client is required to make any delinquent payments to the Company, unless the Company shall have breached this Agreement.

7. CONTENT. All corporate profiles, press releases, and other written announcements concerning the Client must be submitted and signed by an authorized Officer of the Client prior to release by the Company. The Company will not write, edit, or make any modifications to the information provided by the Client.

8. SEVERABILITY.If any court of competent jurisdiction rules that any portion of this Agreement is invalid for any reason, the remaining portions of this Agreement shall nevertheless remain in full force and effect.

9. ATTORNEY'S FEES. If either party is required to hire an attorney to enforce any of the terms and conditions of this Agreement, the prevailing party shall be entitled to all reasonable attorney's fees and costs incurred by said party.

10. NOTICES. Any notice required or permitted under this Agreement shall be effective upon the earlier of the time such notice is delivered through any reputable overnight courier service) to the Company or the Client, or seventy-two (72) hours after such notice is deposited in the U.S. Mail, postage prepaid, addressed to the appropriate party at the address set forth herein and sent by certified or registered mail.

Notice to the Company shall be sent to:   Notice to the Client shall be sent to:
     StoneRidge Capital, LLC                   SpeechSwitch Inc.
     15024 North Ivory Dr.                     750 Rt. 34
     Fountain Hills, AZ 85268                  Matawan, NJ 07747
     United States                             United StatesUnited States
     ATTENTION:                                ATTENTION:
         WILLIAM E. LANE, CEO                      BRUCE KNEF, CEO

In the event the address of the Client or the Company changes, the party whose address changed shall notify the other of such change in writing.

11. WAIVER OF BREACH.The waiver of either party of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any subsequent breach by either party.

12. NON-ASSIGNABILITY. The obligations of the Company hereunder are proprietary and neither the rights nor obligations under this Agreement may be assigned or transferred by any party in any manner whatsoever, nor are such rights or obligations subject to involuntary alienation, assignment or transfer, except that they shall be binding upon and inure to the benefit of any successor of the Client, whether by merger, sale of assets, reorganization or otherwise.

13. INTERPRETATIONS. To the extent permitted by the context in which used, (a) words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa, and (b) references to "persons" or "parties" in this Agreement shall be deemed to refer to natural persons, corporations, general partnerships, limited partnerships, trusts and all other entities. This Agreement

5/16/2007                                                           Confidential
Page 2 of 3                                                     Exhibit 10.1.doc

UpTick
A Subsidiary of StoneRidge Capital, LLC.

shall be construed in accordance with the fair meaning of its language, and shall not be construed for or against the party drafting it, solely because of such fact.

14. CAPTIONS. Captions and paragraph headlines used herein are for convenience only and are not part of the terms hereof and shall not be deemed relevant in construing the provisions hereof.

15. FINAL EXPRESSION:MODIFICATION. This Agreement is intended by the parties as a final and exclusive expression of the terms of this consulting relationship and supersedes all prior and contemporaneous agreements or understandings as to this consulting relationship. This Agreement and the terms herein shall not be changed, modified or rescinded except in writing signed by both parties. Any attempt at oral modification or waiver of any provision shall be void and of no effect.

16. COUNTERPARTS.This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same agreement.

17. GOVERNING LAW: Approvals. This Agreement is executed in, and shall be governed by, the internal domestic laws of the State of Arizona.

18. INDEMNIFICATION. The Company shall indemnify and hold harmless the Client and its officers, directors, employees, stockholders, affiliates, or agents (collectively, the "Client's Parties") from and against, for and in respect of, any and all any liabilities, obligations, damages, claims, expenses (including reasonable legal fees and disbursements), and costs (collectively, the "Client's Liabilities") incurred by them or any of them that arise out of or in connection with or that relate to the performance of the Company pursuant to this Agreement, except to the extent they arise from the negligence, willful or intentional misconduct, or bad faith of the Client's Parties.

     The Client shall indemnify and hold harmless the Company and its officers, directors, employees, stockholders, agents, and affiliates or agents (collectively, the "Company's Parties") from and against, for and in respect of, any and all any liabilities, obligations, damages, claims, expenses (including reasonable legal fees and disbursements), and costs (collectively, the "Company's Liabilities") incurred by them or any of them that arise out of or in connection with or that relate to the performance of the Client pursuant to this Agreement, except to the extent they arise from the negligence, willful or intentional misconduct, or bad faith of the Company's Parties.

IN WITNESS WHEREOF, the parties to this Agreement have caused the same to be executed, and agree thereby to the terms incorporated herein by specific reference, as to the date first shown above.


------------------------------------- ------------------------------------------
FOR AND ON BEHALF OF:                 FOR AND ON BEHALF OF:
------------------------------------- ------------------------------------------
STONERIDGE CAPITAL, LLC               SPEECHSWITCH INC.
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
William E. Lane                       Attn: Bruce Knef
Chief Executive Officer & President   Title: Chief Executive Officer & President
------------------------------------- ------------------------------------------

5/16/2007                                                           Confidential
Page 3 of 3                                                     Exhibit 10.1.doc